UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 12, 2007
ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

000-31249	88-0331369
(Commission File Number)	(IRS Employer Identification No.)
26777 Central Park Blvd., Suite 200 Southfield, Michigan 48076
(Address of principal executive offices)           (Zip Code)
Registrant’s telephone number, including area code: (248) 352-7530
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Severance & Release Agreement

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On and effective July 12, 2007, the Company and John E. Elliott, II agreed that his employment and term as the Company’s Chairman of the Board ended at the close of business, and Mr. Elliott resigned as a director of the Company. Under the separation agreement, which in part amends certain provisions of Mr. Elliott’s May 7, 2004 employment and stock option agreements, Mr. Elliott will receive severance compensation totaling $187,605 for the period from July 12, 2007 through July 11, 2008 and severance compensation totaling $200,000 for the period from July 12, 2008 through September 24, 2009, payable at normal bi-weekly payroll dates. Mr. Elliott will be paid an additional $187,605 in consideration for a release of claims, payable in 12 equal monthly installments beginning August 1, 2007; provided that unless the monthly payments are determined not to be nonqualified deferred compensation under section 409A of the Internal Revenue Code, payment of the aggregate first six monthly payments will be delayed until January 14, 2008. The Company will reimburse Mr. Elliott $15,000 for attorneys fees incurred in negotiating the separation agreement and will make COBRA premium payments for 18 months. Mr. Elliott’s options to purchase two (2) million shares of Company stock per his May 7, 2004 stock option agreement vest on his termination of employment without cause or for good reason, and per the separation agreement will be exercisable on a cash or cashless basis from December 1, 2007 through March 15, 2008. The Company and Mr. Elliott agreed to mutually release and indemnify one another. Mr. Elliott may revoke the separation agreement as provided by law by giving the Company notice by the end of business on July 19, 2007. Mr. Elliott’s 4.8 million shares of Company common stock held under an escrow agreement dated May 7, 2004 were acknowledged to be forfeited per the terms of the agreement based on the March 31, 2007 financial results. The separation agreement provides for a one-year non-competition agreement for North America. A special committee of the Company’s Board of Directors, consisting of all of the independent/outside directors, negotiated and approved the separation agreement and its terms.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit Description

10.1	Severance and Release Agreement between Arcadia Resources, Inc. and John E. Elliott, II, dated July 12, 2007.

10.2	Employment Agreement dated May 7, 2004 between Critical Home Care, Inc. and John E. Ellioitt, II, previously filed as Exhibit 10.2 to the Current Report on Form 8-K filed on May 24, 2004 and incorporated herein by this reference (File No. 000-31249).

10.3	Stock Option Agreement dated May 7, 2004 between Critical Home Care, Inc. and John E. Ellioitt, II, previously filed as Exhibit 10.7 to the Current Report on Form 8-K filed on May 24, 2004 and incorporated herein by this reference (File No. 000-31249).

10.4	Escrow Agreement dated May 7, 2004 by and among Critical Home Care, Inc., John E. Elliott, II, Lawrence Kuhnert, and Nathan Neuman & Nathan,

Exhibit
Number	Exhibit Description

P.C., previously filed as Exhibit 10.5 to the Current Report on Form 8-K filed on May 24, 2004 and incorporated herein by this reference (File No. 000-31249).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.
By:	/s/ Lynn Fetterman
Lynn Fetterman
	Its:	Interim Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

Dated: July 17, 2007